Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Class Chartwell BERIX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 1.888.995.5505 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated July 1, 2022 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Chartwell Income Fund (“Income Fund” or the “fund”) primarily seeks current income and, secondarily, seeks to preserve capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The fund is the legal entity successor to the Chartwell Income Fund (the “Predecessor Fund”) pursuant to an anticipated tax-free reorganization. Pursuant to the anticipated reorganization, the Predecessor Fund will be the accounting survivor.

Shareholder fees (fees paid directly from your investment):

Class Chartwell

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Wire Fee	$20

Overnight Check Delivery Fee	$25

Retirement Account Fees (annual maintenance fee)	$15

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Class Chartwell

Management Fees	0.40%

Distribution and Service (12b-1) Fees	None

Other Expenses (a)	0.28%

Carillon Tower Administration Fee	0.10%

Remaining Other Expenses (a)	0.18%

Acquired Fund Fees and Expenses (a)	0.02%

Total Annual Fund Operating Expenses (b)	0.70%

Fee Waiver and/or Expense Reimbursement (c)	(0.04%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (b)	0.66%

(a) Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. Other Expenses also include the fees paid to Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services at the rate of $36,000 for the fund plus 0.04% of the first $1.5 billion in average daily net assets, 0.03% of the next $1.5 billion in average daily net assets, and 0.02% of the average daily net assets above $3 billion for all Carillon Mutual Funds for which Ultimus provides services. Additional fees may be incurred if Ultimus performs certain other services for the Fund.

(b) The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of Class Chartwell exceed 0.64% of that class’ average daily net assets through July 1, 2024. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Class Chartwell shares through July 1, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3
Class Chartwell	$66	$215

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2021, the Predecessor Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal investment strategies | The fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-backed securities, mortgage-backed securities, municipal bonds, master limited partnerships (“MLPs”), and dividend-paying common stocks, including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The fund invests in securities that the Fund’s sub-adviser believes are undervalued. The fund may invest any percentage of its net assets in the foregoing securities as the sub-adviser deems appropriate, except that the fund’s sub-adviser will not purchase a common stock if it would cause the aggregate value of the common stocks that the fund owns to exceed 30% of the fund’s net assets. The sub-adviser is not required to sell any common stocks owned by the fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the fund’s other securities.

When selecting corporate bonds, the sub-adviser will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The sub-adviser may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the sub-adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the sub-adviser to be of comparable credit quality). The sub-adviser may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the sub-adviser may purchase securities that are not registered under the 1933 Act and securities issued in non-U.S. markets subject to similar regulations, including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale.

The sub-adviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The sub-adviser has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the sub-adviser deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the sub-adviser based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the sub-adviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the sub-adviser believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the 1933 Act. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the sub-adviser to be selling at low valuations to their present earnings levels; and (3) stocks judged by the sub-adviser to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the fund, the fund would not be required to sell the stock. The sub-adviser may purchase ETFs designed to track equity and fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The method of stock selection used by the fund may result in the fund selecting stocks that are currently out of favor with most other investors. The fund may invest in the securities of lesser-known companies. In addition, the fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism, territorial disputes and geopolitical risks) and interest, inflation, and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in ongoing and repeated disruptions to business operations and supply chains, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, business closures and layoffs, service and event cancellations, reductions and other changes, and changes in consumer demand, as well as general concern and uncertainty about the state of the global economy. Although vaccines, boosters and treatments have been released, they may not be widely available and their efficacy may be impacted by further pandemic developments.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and any future efforts to address the impact of the pandemic may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has started to decrease and unwind its interventions through quantitative tightening. The Fed also has raised and is expected to continue to raise interest rates in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. The impact of any actions that the Fed may take is uncertain and could have an adverse effect on the Fund. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, and tensions or open conflict between and among nations could affect the economies of many countries, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

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Interest rate risk is the risk that the value of the fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Conversely, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund;

•

Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;
•

Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;

Preferred stocks. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

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Large-cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•

Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the Fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Master limited partnership risk involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs ‘ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The Fund’s investments in MLPs will be limited to no more than 25% of its assets in order for the Fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended;

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Mortgage-backed and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

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Municipal securities risk is the possibility that a municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market;

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Restricted securities risk is the risk that securities not registered in the U.S. under the 1933 Act), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk. They also may be more difficult to purchase or sell at an advantageous time or price. The fund may not be able to sell a restricted security when the sub-adviser considers it desirable to do so and/or may have to sell the security at a lower price thank the fund believes is its fair market value. In addition, transaction costs may be higher and the fund may receive only limited information regarding the issuer;

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U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

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U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline; and

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Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The fund is the successor to the Chartwell Income Fund pursuant to a reorganization involving the Fund and the Predecessor Fund anticipated to occur on or about July 1, 2022. The Class Chartwell shares of the Fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to the date of the reorganization, the Fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the Fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund and the Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the Fund’s returns for various periods with the returns of the Bloomberg U.S. Aggregate Bond Index and ICE BofA U.S. Cash High Yield Index, each a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies, the Russell 3000 Value Index, an index of funds with similar investment objectives as the Fund and 25% Russell 3000 Value/55% Bloomberg US Aggregate/20% ICE BofA High Yield Cash Pay Blend, a custom index with similar investment objectives as the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

returns have varied over time. The bar chart shows the fund’s Class Chartwell share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

For each calendar year at NAV

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

9.73% (June 30, 2020)	(13.80)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2021):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the Fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Carillon Chartwell Income Fund – Average Annual Total Returns (As of December 31, 2021)

	One Year	Five Years	Ten Years

Return Before Taxes	7.35%	4.86%	5.59%

Return After Taxes on Distributions	6.21%	3.46%	4.17%

Return After Taxes on Distributions and Sale of Fund Shares	4.33%	3.25%	3.97%

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(1.54)%	3.57%	2.90%

ICE BofA U.S. Cash High Yield Index (reflects no deduction for fees, expenses or taxes)	5.29%	6.09%	6.69%

Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes	25.37%	11.00%	12.89%

25% Russell 3000 Value/55% Bloomberg US Aggregate/20% ICE BofA High Yield Cash Pay Blend (reflects no deduction for fees, expenses or taxes)	6.20%	6.18%	6.29%

No one index is representative of the Fund’s portfolio.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

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Carillon Chartwell Income Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Portfolio Managers | David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® and Christine F. Williams, , are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Each of the portfolio managers other than Mr. Hopkins and Ms. Williams has served as a member of the fund’s portfolio management team since March 1, 2019. Mr. Hopkins and Ms. Williams have each served as a member of the fund’s portfolio management team since March 1, 2021.

Purchase and sale of fund shares | You may purchase, redeem, or exchange shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 (for regular mail) or 225 Pictoria Drive, Suite 450, Cincinnati, OH, 45246 (for overnight service), or by telephone (888.995.5505). The minimum purchase amount is $1,000 for regular accounts, retirement accounts, the periodic investment program and gift accounts for minors.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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